UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 15, 2006


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-11181                  94-2579751
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
   of incorporation)                                         Identification No.)

                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)

                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                  RESIGNATION OF CURRENT CORPORATE VICE PRESIDENT AND PRESIDENT OF IRIS DIAGNOSTICS DIVISION

         Bernard M.  Alfano,  Corporate  Vice  President  and  President of IRIS
Diagnostics, is no longer employed by us. We consider Mr. Alfano to have voluntarily resigned his employment with us effective November 15, 2006.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit
                  Number   Description
                  -------  -----------------------------------------------------
                  99.1     Press  release  issued by IRIS  International,  Inc.,
                           dated November 17, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IRIS INTERNATIONAL, INC.

Date:    November 17, 2006           By:  /s/ Cesar M. Garcia
                                          --------------------------------------
                                          Cesar M. Garcia
                                          President and Chief Executive Officer


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